SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 20, 2003

Open Text Corporation

(Exact name of Registrant as specified in its charter)

Ontario	0-27544	98-0154400
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

185 Columbia Street West, Waterloo, Ontario, Canada N2L5Z5

(Address of principal executive offices)

(519) 888-7111

Registrant’s telephone number, including area code

Item 5:     Other Events

On November 20, 2003, Open Text Corporation sent to shareholders a Notice of Annual and Special Meeting of Shareholders, Management Information Circular and Proxy relating to the Annual and Special Meeting of Shareholders to be held at The Toronto Stock Exchange Conference Centre, 130 King Street West, The Exchange Tower, Toronto, Ontario, Canada, M5X IJ2, on Thursday, December 11, 2003 at 10:00 a.m. Eastern Standard Time. The Notice of Annual and Special Meeting of Shareholders and Management Information Circular are attached hereto as Exhibit 99.1. The Proxy is attached hereto as Exhibit 99.2.

Item 7:     Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

Exhibit No.	Description
99.1	Notice of Annual and Special Meeting of Shareholders and Management Information Circular, each dated November 11, 2003
99.2	Proxy

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPEN TEXT CORPORATION

November 21, 2003	By:	/s/ P. THOMAS JENKINS

P. Thomas Jenkins Chief Executive Officer

Exhibit Index

Exhibit No.	Description
99.1	Notice of Annual and Special Meeting of Shareholders and Management Information Circular, each dated November 11, 2003
99.2	Proxy